UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 19, 2006

CABOT OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Enclave Parkway Houston, Texas	77077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2006, Cabot Oil & Gas Corporation advised its employees, including the named executive officers, of an amendment to all existing equity award agreements. The form of Amendment of Employee Award Agreements is filed as Exhibit 10.1 and incorporated by reference herein. This amendment was approved by the Compensation Committee of the Board of Directors and is effective January 1, 2006. The amendment revises the treatment of equity awards in the event of an employment termination due to death, disability or retirement, as such terms are defined in the various equity award agreements. The revisions, outlined in the table below, were made to eliminate inconsistencies between the various types of outstanding equity awards. The amendment had no impact on any employee in 2006.

Revisions for Equity Awards

Type of Equity Award and Termination Type	Prior to January 1, 2006	As Amended January 1, 2006

Stock Options	Upon death, disability or retirement, vesting stops and all unvested shares are cancelled.	Upon death, disability or retirement, all unvested shares are vested.

Restricted Stock
Disability	Upon disability, all unvested shares vest according to the normal vesting schedule.	Upon disability, all unvested shares are vested.
Retirement	Upon retirement, (1) with respect to officers, the Compensation Committee decides whether to vest unvested shares and (2) with respect to non-officer employees, all unvested shares are vested.	Upon retirement, all unvested shares are vested.
Death	Upon death, (1) with respect to officers, the Compensation Committee decides whether to vest unvested shares and (2) with respect to non-officer employees, all unvested shares are vested.	Upon death, all unvested shares are vested.

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Type of Equity Award and Termination Type	Prior to January 1, 2006	As Amended January 1, 2006
Performance Shares	Upon death, disability or retirement, all unvested shares are cancelled unless the Compensation Committee decides otherwise.	Upon death, disability or retirement, all unvested shares vest according the original vesting schedule. Level of payout depends upon performance at the end of the original performance period.
Stock Appreciation Rights	Upon death, disability or retirement, vesting stops and all unvested shares are cancelled.	Upon death, disability or retirement, all unvested shares are vested.

Item 9.01 Financial	Statements and Exhibits.

(d) Exhibits

10.1 Form of Amendment of Employee Award Agreements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT OIL & GAS CORPORATION
By:	/s/ Henry C. Smyth
Henry C. Smyth
Vice President, Controller and Treasurer

Date: December 22, 2006

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EXHIBIT INDEX

No.	Description
10.1	Form of Amendment of Employee Award Agreements.

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